UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21279

The Merger Fund VL
 (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York 10595
(Name and address of agent for service)

914-741-5600
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

December 31, 2019

Annual Report

THE MERGER FUND VL

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, at the election of your insurance company, paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from your insurance company. Instead, the reports will be made available free of charge on a website, and if you have not previously elected electronic delivery of your shareholder reports, you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance company electronically by contacting your insurance company. You may elect to receive all future reports in paper free of charge. You can inform your insurance company that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company. Your election to receive reports in paper will apply to all funds held in your account with your insurance company.

STANDARDIZED	Mutual Fund Assets:
PERFORMANCE SUMMARY	Merger Arbitrage[1]	$3.5 billion
As of December 31, 2019	Opportunistic Credit	$5.2 million
	Multi-Event[2]	$526.8 million

	Average Annual Total Return (%)
Merger Arbitrage[4]	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Institutional)	1.76	6.32	6.32	3.85	n/a	3.59
The Merger Fund
(Investor)	1.69	5.96	5.96	3.52	3.13	6.10
Insurance
Dedicated Funds[4]
The Merger Fund VL	1.69	6.17	6.17	3.43	3.10	4.80
Opportunistic Credit[4]
Credit Event Fund
(Institutional)	1.59	12.87	12.87	n/a	n/a	4.66
Credit Event Fund
(Investor)	1.53	12.60	12.60	n/a	n/a	4.37
Multi Event[4]
Event-Driven Fund
(Institutional)	2.72	11.13	11.13	4.29	n/a	4.22
Event-Driven Fund
(Investor)	2.62	10.73	10.73	n/a	n/a	6.97

Annual Operating Expense Ratio (%)3

			Net Expenses
	Gross	Net	excluding
	Expense	Expense	Investment-	Performance
Merger Arbitrage[4]	Ratio	Ratio[3,4]	Related Expenses[4,5]	Inception	Ticker
The Merger Fund
(Institutional)	1.74%	1.71%	1.20%	08/01/2013	MERIX
The Merger Fund
(Investor)	2.04%	2.01%	1.50%	01/31/1989	MERFX
Insurance
Dedicated Funds[4]
The Merger Fund VL	2.67%	1.94%	1.40%	05/26/2004	MERVX
Opportunistic Credit[4]
Credit Event Fund
(Institutional)	6.29%	1.78%	1.64%	12/29/2017	WCFIX
Credit Event Fund
(Investor)	6.61%	2.03%	1.89%	12/29/2017	WCFRX
Multi Event[4]
Event-Driven Fund
(Institutional)	2.31%	2.31%	1.74%	01/02/2014	WCEIX
Event-Driven Fund
(Investor)	2.56%	2.56%	1.99%	03/22/2017	WCERX

QTD and YTD performance is not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Funds’ prior investment advisor. Messrs. Behren and Shannon, The Merger Fund’s and The Merger Fund VL’s current portfolio managers, have served as co-portfolio managers of The Merger Fund and The Merger Fund VL since 2007. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.

1Includes USD 180 million in a sub-advised fund. 2Includes USD 308 million in a sub-advised fund. 3Net expense ratios are as of a fund’s most recent prospectus. 4For The Merger Fund, the Adviser contractually agreed to reduce its management fee so that the management fee will be: (i) 1.00% of the first $2 billion in average daily net assets of the Fund; and (ii) 0.93% of the average daily net assets of the Fund above $2 billion. This fee waiver arrangement will apply until April 30, 2020, unless it is terminated at an earlier time by the Board of Trustees. For The Merger Fund VL, the Adviser contractually agreed to reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, short dividends, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets. This expense limitation agreement will apply until April 30, 2020, unless it is terminated at an earlier time by the Board of Trustees. For WCM Alternatives: Credit Event Fund, the Adviser contractually agreed to waive its investment advisory fee and to reimburse the Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% and 1.89% for Institutional Class shares and Investor Class shares, respectively. These expense limitations will apply through April 30, 2020, unless terminated by the Board of Trustees at an earlier date. Beginning January 1, 2020, the Adviser has agreed to waive its investment advisory fee and to reimburse the WCM Alternatives: Event-Driven Fund for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.57% and 1.82% for Institutional Class shares and Investor Class shares, respectively. This expense limitation will apply January 1, 2020 through December 31, 2020, unless it is terminated by the Board of Trustees at an earlier time. 5Investment related expenses include expenses related to short sales and interest on any borrowing or interest on reverse repurchase agreements, as applicable, and acquired fund fees and expenses.

Trailing Returns
As of Date: 12/31/2019
	QTD	YTD	1 Year	5 Years	10 Years	15 Years
Wilshire Liq Alt Event Driven	1.29%	6.11%	6.11%	1.66%	1.94%	2.91%
BBgBarc US Agg Bond	0.18%	8.72%	8.72%	3.05%	3.75%	4.15%
ICE B of AML
US 3M Trsy Bill	0.46%	2.28%	2.28%	1.07%	0.58%	1.39%

Fellow Shareholders,

By most measures, 2019 was a rewarding year for our fellow investors.  The Merger Fund®, The Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund all performed solidly in line with their performance targets.  MERIX was up 6.32%, MERVX 6.17%, WCEIX 11.13%, and WCFIX 12.87% respectively for the year as a whole.  And just as important (we believe), we achieved this goal with less correlation and volatility than conventional equity funds and ETFs, and exhibited a fraction of the trailing three-year standard deviation of the S&P 500 Index at period end.1

A constructive environment for corporate mergers and acquisitions (“M&A”) contributed to both our fourth-quarter and full-year results.  The value of M&A globally totaled about $3.9 trillion in 2019, the fourth highest total on record, according to figures published by financial data provider Refinitiv.  This is slightly lower than the $3.96 trillion in transactions recorded in 2018.2

Megadeals (>$10 billion) and strategic domestic transactions dominated the landscape as deals were facilitated by rising equity values and cheap financing.  The number of mergers valued at more than $10 billion increased 8% year-over-year to 43 in 2019, the highest level since 2015 (the busiest-year ever for M&A), according to Refinitiv.  21 deals greater than $20 billion were inked, accounting for almost a quarter of 2019’s global volume.

The biggest deals in 2019 included U.S. drugmaker Bristol-Myers Squibb Company’s (BMY.N) $74 billion acquisition of Celgene Corporation; U.S. defense contractor Raytheon Company’s (RTN.N) merger with the aerospace business of United Technologies Corp (UTX.N), creating a $135 billion giant; and U.S. pharmaceutical company AbbVie Inc’s (ABBV.N) $64 billion purchase of Botox maker Allergan Plc (AGN.N).  Additional consolidation occurred in the fintech (financial technology) sector, with a trio of large payments deals including Global Payments Inc.’s (GPN) $21.5 billion acquisition of Total System Services (TSS), Fiserv Inc.’s (FISV) $22 billion purchase of First Data Corporation, and Fidelity National Information Services Inc.’s (FIS) $35 billion merger with WorldPay Inc.

A Look Ahead

Companies have generated significant amounts of cash from operations over the last several years, which has been deployed not just on share

__________

[1]
3-year Standard deviation of:  The Merger Fund (MERIX) 2.59%, The Merger Fund VL (MERVX) 2.58%, and WCM Alternatives: Event-Driven Fund (WCEIX) 3.78% versus the S&P 500 Index 12.12%.  WCM Alternatives: Credit Event Fund does not yet have a 3-year track record.

[2]	Dealmakers eye cross-border M&A recovery as mega mergers roll on, Reuters, December 31, 2019 buy-backs but externally on acquisitions.  According to accounting firm PricewaterhouseCoopers, total cash spent on acquisitions has more than doubled during this latest M&A wave beginning 2010.  The report speculated that total capital available for business investment going into 2020 may be unprecedented.3

In addition, capital held or committed by US private equity (PE) firms, but not yet invested, continues to grow as well, standing at $1.5 trillion at the end of 2019, the highest on record and more than doubling in the last seven years, according to data from Preqin.4  Considering that PE firms typically undertake levered transactions, assuming typical gearing of 4x debt to equity would create potential capacity for $7.5 TRILLION worth of transactions.  Last year saw roughly $450 billion worth of private equity transactions worldwide.  One of the largest was the $14 billion buyout of fiber network company Zayo Group Holdings, Inc., in which we invested, by Stockholm-based private equity firm EQT AB and Digital Colony Partners.  Confidence in the market appears to be rising as evidenced by media coverage of potentially the biggest-ever leveraged buyout, between KKR & Co. and drugstore giant Walgreens Boots Alliance Inc., to which the former made a $70 billion take-private offer in November.

We believe the environment remains favorable for high levels of corporate restructurings, mergers, and acquisitions.  The bankers that we speak to report active deal pipelines with interest in both stock and cash transactions, as well as hybrid stock/cash consideration.  Financing remains cheap and plentiful, and with the major indices at record levels, equity consideration has become more valuable.  Additionally, motivation for transactions remains strong both in the U.S. and abroad as slowing economic growth incentivizes strategic transactions in order to realize economies of scale as well as distribution and administrative efficiencies.

MERGER ARBITRAGE

The Merger Fund® – Institutional and Investor share classes advanced by 1.76 % and 1.69% during the fourth quarter, bringing its year-to-date performance to 6.32% and 5.96%, respectively, and marking the Fund’s 98th gain in the 124 quarters since its 1989 inception.  We held 144 investments during the quarter and experienced one terminated deal.  Reflecting a nearly 5:1 ratio of winners to losers, 119 positions posted positive gains while only 25 had negative marks-to-market.  We invested in 34 new situations during the quarter and as of the end of December, we held 124 positions and were approximately 85% invested.

__________

[3]	Winning through M&A in the next recession, PwC, December 31, 2019
[4]	Private equity’s record $1.5 trillion cash pile comes with a new set of challenges, CNBC, January 3, 2020

Winners		Losers
•	Allergan PLC/	•	Macro Portfolio
	AbbVie Inc (+0.29%)		Hedge (-0.12%)
•	Alibaba/Altaba (+0.21%)	•	Qiagen NV/Thermo
•	Celgene Corp/Bristol-Myers		Fisher Scientific (-0.08%)
Squibb Co (+0.15%)

EVENT-DRIVEN

Strategy allocations result from our bottom-up process; our investment decisions are based on each opportunity’s unique characteristics.  Every investment is based on public information rather than speculation, has a defined timeline and a calculable expected return.  The strategy is designed to “go where the events are.”  We do not weight the portfolio according to pre-determined allocations to macro-factors such as strategy, sector or geography.

The WCM Alternatives: Event-Driven Fund returned 2.72% and 2.62% for the Institutional and Investor share classes respectively during the quarter, advancing 11.13% and 10.73% year-to-date.  The Fund participated in 171 events, and 137 positions posted gains versus 34 with negative marks-to-market.  Winners outnumbered losers by 4:1, we entered 34 new positions and the Fund was fully invested at quarter-end.

Two of the top three winners for WCEIX were similar to The Merger Fund® due to a set of attractive merger arbitrage opportunities.  The largest non-M&A contributor was Apollo Global Management, Inc. (+0.20%).  Like KKR & Co. Inc., Ares Management Corporation, and the Blackstone Group before it, the catalyst for Apollo’s outperformance was its conversion from a publicly traded partnership to a typical “C-corporation” on September 5, 2019.  Under this more straightforward structure, Apollo would have an increased tax burden because it would no longer be treated as a pass-through entity for tax purposes but investors, including funds and institutions, would no longer receive a schedule K-1, and the stock would be more appropriate and investable for a much broader investor base.  One of the rationales for the change was that its stock was not reflecting the value of the sum of its parts, and therefore the simplified structure and expanded investor base would cause a re-rating of the stock.

Another winner of interest was Twenty-First Century Fox/Walt Disney Co (+0.14%).  The new Fox security, resulting in a “stub” left over after the merger with Disney (and exchange of FOX for DIS shares) was completed, is comprised of the sports and news assets that Fox Corp retained after selling its entertainment assets to Disney.  We were able to create “stub-co” during the pending close of the Disney deal.  These situations often present opportunities to buy companies at inefficiently-priced levels because traditional institutional investors often must wait to buy stub-co until after the deal closes.

The biggest detractor was the Government-Sponsored Entities (GSEs), discussed further in the Credit Event section below (-0.28%). The second biggest detractor was Qiagen N.V./Thermo Fisher Scientific (-0.22%).

CREDIT EVENT

The WCM Alternatives: Credit Event Fund was 113% invested through quarter-end.  Performance in Q4 added 1.59% for the Institutional share class and 1.53% for the Investor share class, finishing the year at 12.87% and 12.60%, respectively.  Winners outnumbered losers by almost 5:1.  The Fund invested in 70 situations throughout the quarter, 7 of which were new situations, and as of December 31 had 65 credit-related event investments in the portfolio, including multiple SPAC positions.

In the winner column, contributing 0.66% was the continued presence of SPAC investments.  The second largest winner was CEC Entertainment, Inc. (+0.23%) as the bond price increased from $95 to $99.  We invested in the bonds because we believed the deal to acquire CEC (Chuck E Cheese!) would allow the bonds to be redeemed.  However, the transaction was canceled as the buyer’s shareholders did not support the transaction.  Upon deal cancelation, the bond price traded down to $95, which we determined was an overreaction, based upon our assessment of the issuer’s asset coverage, cash flow coverage and credit quality.  We remained constructive about the improving fundamentals of CEC as the recapitalization and reinvestment in store infrastructure began to play out over the next several quarters.  Since September 2019, other fundamental investors began to agree with our thesis, and buyer demand pushed the bond price back up to $99.  Avaya, Inc. credit was a contributor as well (+0.17%), as the price of its term loan increased from $96 to $98 in the fourth quarter of 2019.  As part of the company’s strategic review, Avaya announced a favorable joint venture with RingCentral.  The joint venture is intended to increase Avaya’s presence in cloud telephony.  Additionally, Avaya received a $250 million up-front cash payment from RingCentral, which helped retire a portion of Avaya’s term loans.

As with the Event-Driven Fund, the Credit Event Fund’s largest detractor is its holdings in the GSE preferred securities (-0.24%), whose recent negative performance this quarter is a function both of a potential extended timeline as well as increased volatility and timing of the end-of quarter mark.  For a refresher, recall that the GSEs (Freddie Mac and Fannie Mae) have remained in conservatorship more than 10 years after the financial crisis and they continue to be dominant players in America’s housing finance system.  Although they remain critical to the functioning of that system, they have not yet transitioned back into private entities and are therefore not subject to the typical net capital and other regulatory requirements of other private financial institutions.  On March 27, 2019, President Trump issued a Memorandum directing the Secretary of the Treasury to develop a plan for administrative and legislative reforms to (i) end the conservatorship of the GSEs upon the completion of specified reforms, (ii) facilitate competition in the housing finance market, (iii) establish regulation of the GSEs in order to minimize potential risks posed to the U.S. financial system, and (iv) provide that the Federal Government is properly compensated for any support it provides to the GSEs or the housing finance market.  In early September 2019, The Federal Housing Finance Agency (FHFA) released a new Strategic Plan for the conservatorships of Fannie Mae and Freddie Mac addressing many of these goals.  In addition, an appellate court ruled the government’s net worth sweep of Fannie Mae and Freddie Mac to be unconstitutional, which the Trump administration may appeal further if there is no near-term resolution.  Full implementation of the plan will likely take place in Trump’s second term (if there is one).  As we have discussed in the past, there may be bumps in the road, and as the capital requirements and other regulatory oversight are finalized, there may be volatility; however, we believe that the securities of both Fannie Mae and Freddie Mac are significantly undervalued and we believe have a high likelihood of being successful investments.  Accordingly, given the long timeline and potential for unanticipated developments, we opted to construct a more conservative position by investing in the subordinated preferred securities rather than common stock, which puts us towards the front of the line, so to speak, in the event of an asset distribution or liquidation.  However, we have reduced the value-at-risk of this position into strength over the past two quarters, realizing some profits but retaining exposure. The second biggest detractor was EIG Investors Corp (-0.10%).

In all, we are pleased with our Funds’ performance in 2019, because we performed “as promised:” we did not stray in our strategy, nor did we chase performance or hot stocks or increase directional exposure, all of which may have aided our gross returns, because that is not in keeping with our investment philosophy.  We measure success by whether our performance provides attractive risk-adjusted returns in a variety of market environments, with minimal market correlation and minimal volatility.  That means that we accept that we may have notionally excellent performance but nonetheless underperform equities in a year when the S&P 500 Index is up by 31%, as long as we properly hedge and diversify the portfolio.  The flip side of the coin would be a year like 2018 where we provided similar positive performance, even in the treacherous fourth quarter, while the S&P 500 Index was down 4.4% for the year.

We thank you for allowing us to safeguard your capital this year and you have our commitment that we will endeavor to do so in the years ahead.  We hope you had a happy new year (even though Larry David claimed that it is too late for such wishes) and we will be back with another report in three months.

As usual, quarterly statistical summaries for all of our vehicles are provided within two weeks of the end of the quarter – typically one month prior to the release of the quarterly letter.  They are available electronically on our website, and we would be happy to provide a scheduled email as soon as the data becomes available.  For convenience, investors can arrange for e-alerts of important Fund communications.  Through our website at www.westchestercapitalfunds.com, you can check direct account balances, make purchases and sales, and sign up for notification of trade confirmations, statements, and shareholder communications via e-mail.

Please contact us with any questions or comments.  We are always available and we enjoy speaking with our investors.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in The Merger Fund®, WCM Alternatives: Event-Driven Fund, and/or WCM Alternatives: Credit Event Fund, carefully consider the investment objectives, risks, charges, and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959.  Please read the prospectus carefully before investing.  The Merger Fund VL is available through variable products offered by third-party insurance companies.  For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing.  Shares of the fund are not offered directly to the public.  For a prospectus containing information for any variable annuity or variable life product that invests in the Fund, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing.  Variable annuities are long-term, tax-deferred investments designed for retirement, involve investment risks and may lose value.  Earnings are taxable as ordinary income when distributed and may be subject to a 10% federal tax penalty if withdrawn before age 59½.  Optional benefit costs are added to the ongoing fees and expenses of the variable annuity.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund® as of December 31, 2019, were: Allergan PLC (5.17%), Osram Licht AG (4.12%), Altaba Inc. (3.90%), Zayo Group Holdings, Inc. (3.25%), Cypress Semiconductor Corporation (3.08%), The Stars Group Inc. (2.96%), Cobham PLC (2.90%), Tiffany & Co. (2.76%), Wright Medical Group N.V. (2.75%), Liberty Property Trust (2.52%).  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund VL as of December 31, 2019, were:  Allergan PLC (5.16%), Osram Licht AG (4.10%), Altaba Inc. (3.69%), Zayo Group Holdings, Inc. (3.25%), Cypress Semiconductor Corporation (3.06%), The Stars Group Inc. (2.96%), Cobham PLC (2.91%), Wright Medical Group N.V. (2.78%), Tiffany & Co. (2.77%), Liberty Property Trust (2.40%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Event-Driven Fund as of December 31, 2019, were: Allergan PLC (5.95%), Osram Licht AG (4.58%), Zayo Group Holdings, Inc. (4.33%), Altaba Inc. (4.00%), Cypress Semiconductor Corporation (3.57%), The Stars Group Inc. (3.40%), Cobham PLC (3.30%), Wright Medical Group N.V. (3.28%), Tiffany & Co. (3.09%), IAC/InterActiveCorp (2.79%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Credit Event Fund as of December 31, 2019, were: Refinitiv US Holdings Inc. (6.63%), Vertiv Group Corp (5.49%), NII Holdings Inc. (4.67%), GMAC Capital Trust (4.48%), Heritage Power (4.34%), Alberton Acquisition Corporation (4.01%), Colony Capital, Inc. (3.98%), Nielsen Finance LLC (3.96%), SRC Energy Inc. (3.93%), Broadmark Realty Capital Inc. (3.64%).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk.  Principal loss is possible.  Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other events, will prove incorrect and that the Funds’ return on the investment will be negative.  Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States.  The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds.  Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups, and other transaction costs.  The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.  The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion.  If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss.  The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited.  Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance.  Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds and may produce significant losses.  The Funds’ hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.  Investments in lower-rated and non-rated securities present a great risk of loss to principal and interest than higher-rated securities.

The WCM Alternatives: Credit Event Fund is non-diversified and therefore has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Funds nor any of their representatives may give legal or tax advice.

The views expressed are as of January 31, 2020, and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  Distributions are not guaranteed.  This document does not replace portfolio and fund-specific materials.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity, and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history.  Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes.  It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics.

The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns.  While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.  As of December 31, 2019, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 109 funds in the last three years, 88 funds in the last five years, and 30 funds in the last ten years.  With respect to these Market Neutral funds, The Merger Fund® – Investor share class (MERFX) received a Morningstar Rating of 5 stars, 4 stars and 5 stars for the three-, five- and ten-year periods, respectively.  The Merger Fund® – Institutional share class (MERIX) received a Morningstar rating of 5 stars, 5 stars and 5 stars for the three-, five- and ten-year periods, respectively.  Ten-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 8/1/2013 inception date of MERIX and reflect the historical performance of MERFX, (inception date 1/31/1989), adjusted to reflect the fees and expenses of the Institutional shares.  As of December 31, 2019, WCM Alternatives: Event-Driven Fund was rated against the following numbers of U.S.-domiciled Multi Alternative funds over the following time periods: 237 funds in the last three years and 187 funds in the last five years.  With respect to these Multi Alternative funds, WCM Alternatives: Event-Driven Fund – Institutional share class (WCEIX) received a Morningstar Rating of 5 stars for both the three- and five-year periods.  WCM Alternatives: Event-Driven Fund – Investor share class (WCERX) received a Morningstar Rating of 5 stars for both the three- and five-year periods.  Overall, 3-year and 5-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 3/22/2017 inception date of WCERX and reflect the historical performance of WCEIX, (inception date 1/2/2014), adjusted to reflect the fees and expenses of the Investor shares.  © 2019 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.  An absolute return fund may not achieve its goals and may underperform during periods of strong positive market performance.

With respect to Envestnet’s 2019 Asset Manager Award, the award finalists and winners were chosen from hundreds of best-in-breed performers for each class, which includes alternatives as a new strategy category this year due to its growing importance as market volatility rises.  Envestnet | PMC analysts research and evaluate managers using a systematic, proprietary and multi-factor evaluation methodology that considers a number of metrics: performance, firm profile, customer service, investment process and style, composite, tax efficiency and other quantitative and qualitative criteria.  To be eligible for a Manager and Strategist of the Year Award, a manager must have at least $200 million in assets, be broadly available on the Envestnet platform and be open to new investors.  A minimum three-year tenure is also required by the lead manager.

A number of the comments in this document are based on current expectations and are considered “forward-looking statements”.  Actual future results, however, may prove to be different from expectations.  The opinions expressed are a reflection of Westchester Capital Management’s best judgment at the time this document is compiled and any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise is disclaimed.  Furthermore, these views are not intended to predict or guarantee the future performance of any individual security, asset class, markets generally, nor are they intended to predict the future performance of any Westchester Capital Management account, portfolio or fund.

Definitions:  The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The Bloomberg Barclays Aggregate Bond Index is an intermediate-term index comprised of investment-grade bonds.  The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market.  Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P are Ba1/BB+/BB+ or below.  The Morningstar Category:  US Fund Market Neutral is comprised of a universe of funds with similar investment objectives.  The Morningstar Category: The US Fund MultiAlternative encompasses funds that have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month.  Indices are unavailable for direct investment.  The Dow Jones Industrial Average, or simply the Dow, is a stock market index that shows how 30 large, publicly owned companies based in the United States have traded during a standard trading session in the stock market.  Nasdaq is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks.  Indices are unavailable for direct investment.  The Wilshire Liquid Alternative Event Driven IndexSM measures the performance of the event-driven strategy component of The Wilshire Liquid Alternative IndexSM.  Event-driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy-backs, or other capital structure changes.  The Wilshire Liquid Alternative Event Driven Index (WLIQAED) is designed to provide a broad measure of the liquid alternative event-driven market.  HFRX Event Driven Index is comprised of investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.  DOJ or The United States Department of Justice Antitrust Division is a law enforcement agency responsible for enforcing the antitrust laws of the United States.  Standard Deviation is the degree to which returns vary relative to the average return: The higher the standard deviation, the greater the variability of the investment.  Beta is a measure of the fund’s sensitivity to market movements.  A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index; A special purpose acquisition company (SPAC) is a corporation formed by private individuals to facilitate investment through an initial public offering (IPO).  The proceeds are used to buy one or more existing companies. Alpha is used in finance as a measure of performance, indicating when a strategy, trader, or portfolio manager has managed to beat the market return over some period.  Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index or benchmark that is considered to represent the market’s movement as a whole. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time frame. This is the opposite of a call option, which gives the holder the right to buy an underlying security at a specified price before the option expires. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights of the annual report, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Merger Fund®, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund are distributed by Compass Distributors, LLC.  The Merger Fund VL is available through variable products offered by third-party insurance companies and is not affiliated with Compass Distributors, LLC.

DEAL COMPOSITION

The Merger Fund VL (Unaudited)

Type of Buyer		Deal Terms*
Strategic	90.6%	Cash	59.2%
Financial	9.4%	Stock and Stub(1)	14.2%
		Stock with Fixed Exchange Ratio	14.0%
By Deal Type		Cash & Stock	11.6%
Friendly	100.0%	Undetermined(2)	1.0%
Hostile	—%	Stock with Flexible
		Exchange Ratio (Collar)	—%**

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2019.
**	Less than 0.05%.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).
(2)
The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

PORTFOLIO COMPOSITION*

The Merger Fund VL (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stocks, preferred stocks, contingent value rights, warrants, bank loans, corporate bonds and swap contract positions as of December 31, 2019.  Data expressed excludes special purpose acquisition companies, escrow notes, short-term investments, securities sold short, written and purchased options, forward currency exchange contracts and short total return swap contracts.  Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (”Fund Services”).

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND VL AND THE ICE BofA INDEX (Unaudited)

THE MERGER FUND VL
AVERAGE ANNUAL TOTAL RETURN
as of December 31, 2019

	1 Year	3 Year	5 Year	10 Year
The Merger Fund VL	6.17%	5.26%	3.43%	3.10%
ICE BofA Index	2.28%	1.67%	1.07%	0.58%

This chart assumes an initial gross investment of $10,000 made on December 31, 2009. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

The Merger Fund VL
EXPENSE EXAMPLE
December 31, 2019 (Unaudited)

As a shareholder of The Merger Fund VL (the “Fund”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.  The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses or extraordinary expenses.  In addition, charges and expenses at the insurance company separate account level are not reflected.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

The Merger Fund VL
EXPENSE EXAMPLE (continued)
December 31, 2019 (Unaudited)

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/19 —
	12/31/19	7/1/19	12/31/19	12/31/19(1)
Actual Expenses(2)(3)	1.77%	$1,000.00	$1,034.30	$9.08
Hypothetical Example
for Comparison Purposes
(5% return before
expenses)(3)	1.77%	$1,000.00	$1,016.28	$9.00

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns of 3.43% for the six-month period ended December 31, 2019.
(3)
Excluding dividends on securities sold short, borrowing expenses on securities sold short and legal expenses related to the settlement of an appraisal right, your actual cost of investment in and your hypothetical cost of investment in the Fund would have been $7.18 and $7.12, respectively.

The Merger Fund VL
SCHEDULE OF INVESTMENTS
December 31, 2019

	Shares	Value
LONG INVESTMENTS — 100.73%

COMMON STOCKS — 46.57%

AEROSPACE & DEFENSE — 2.05%
Raytheon Company (j)	2,100	$461,454
United Technologies Corporation (j)	3,500	524,160
		985,614
ALTERNATIVE CARRIERS — 3.25%
Zayo Group Holdings, Inc. (a)(e)	44,934	1,556,963

BIOTECHNOLOGY — 0.65%
ArQule, Inc. (a)(j)	10,148	202,554
The Medicines Company (a)(j)	600	50,964
Ra Pharmaceuticals, Inc. (a)	1,261	59,179
		312,697
BROADCASTING — 1.44%
Discovery, Inc. Class C (a)	1,959	59,730
Fox Corporation Class B	4,912	178,797
ViacomCBS, Inc. Class B (j)	10,800	453,276
		691,803
BUILDING PRODUCTS — 1.02%
Continental Building Products, Inc. (a)	611	22,259
Masco Corporation (j)	9,700	465,503
		487,762
CASINOS & GAMING — 4.97%
Caesars Entertainment Corporation (a)	70,822	963,179
The Stars Group, Inc. (a)(b)(e)(f)	54,989	1,420,365
		2,383,544
CHEMICALS — 0.30%
DuPont de Nemours, Inc. (e)(j)	2,200	141,240

CONSTRUCTION MACHINERY
& HEAVY TRUCKS — 1.82%
WABCO Holdings, Inc. (a)	6,429	871,130

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 0.43%
Fitbit, Inc. Class A (a)(j)	31,591	207,553

ENVIRONMENTAL &
FACILITIES SERVICES — 0.59%
Advanced Disposal Services, Inc. (a)(e)	8,652	284,391

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Shares	Value
HEALTH CARE EQUIPMENT — 2.78%
Wright Medical Group N.V. (a)(b)(e)(j)	43,757	$1,333,713

INTERACTIVE MEDIA & SERVICES — 2.13%
IAC/InterActiveCorp (a)(j)	4,100	1,021,351

INVESTMENT BANK & BROKERAGE — 1.63%
TD Ameritrade Holdings Corporation	15,720	781,284

IT CONSULTING & OTHER SERVICES — 0.10%
InterXion Holding N.V. (a)(b)	581	48,694

LIFE & HEALTH INSURANCE — 0.04%
Genworth Financial, Inc. Class A (a)	4,159	18,300

LIFE SCIENCES TOOLS & SERVICES — 0.33%
Qiagen N.V. (a)(b)(j)	4,722	159,604

MANAGED HEALTH CARE — 2.01%
WellCare Health Plans, Inc. (a)	2,915	962,562

MOVIES & ENTERTAINMENT — 1.54%
Akazoo S.A. (a)(b)	529	2,788
The Madison Square Garden
Company Class A (a)(j)	2,500	735,475
		738,263
OIL & GAS REFINING & MARKETING — 1.51%
Marathon Petroleum Corporation (j)	12,000	723,000

OIL & GAS STORAGE
& TRANSPORTATION — 1.42%
Tallgrass Energy LP Class A	30,732	679,792

PHARMACEUTICALS — 5.16%
Allergan plc (b)(e)	12,955	2,476,607

REITs — 2.47%
Broadmark Realty Capital, Inc.	2,814	35,879
Liberty Property Trust	19,149	1,149,897
		1,185,776
SEMICONDUCTORS — 1.58%
Mellanox Technologies Ltd. (a)(b)(e)	6,463	757,334

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT — 3.06%
Cypress Semiconductor Corporation (e)	62,973	1,469,160

SPECIALTY STORES — 2.77%
Tiffany & Company (e)	9,928	1,326,877

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Shares	Value
TECHNOLOGY DISTRIBUTORS — 0.37%
Anixter International, Inc. (a)	113	$10,407
Tech Data Corporation (a)	1,162	166,863
		177,270
WIRELESS TELECOMMUNICATION
SERVICES — 1.15%
Sprint Corporation (a)	4,823	25,128
T-Mobile USA, Inc. (a)(j)	6,738	528,394
		553,522
TOTAL COMMON STOCKS (Cost $21,012,309)		22,335,806

SPECIAL PURPOSE
ACQUISITION COMPANIES — 8.26% (a)
Act II Global Acquisition
Corporation Class A (b)	21,464	217,216
B. Riley Principal Merger Corporation Class A	1,052	10,531
CF Finance Acquisition
Corporation Class A (f)	5,184	53,136
ChaSerg Technology Acquisition
Corporation Class A	5,904	64,058
Collier Creek Holdings Class A (b)(f)	11,400	117,306
Fellazo, Inc. (b)	2,657	26,459
Forum Merger II Corporation Class A	3,446	35,184
Gordon Pointe Acquisition Corporation	17,028	180,327
Graf Industrial Corporation	51,254	522,278
Juniper Industrial Holdings, Inc. (f)	40,645	415,189
Legacy Acquisition Corporation Class A	32,052	329,174
Leisure Acquisition Corporation	6,820	71,064
Leo Holdings Corporation Class A (b)(f)	14,123	146,173
LGL Systems Acquisition Corporation	11,666	118,993
Megalith Financial Acquisition
Corporation Class A	3,536	36,279
Monocle Acquisition Corporation	4,405	44,843
Mosaic Acquisition Corporation Class A	15,866	163,182
Mudrick Capital Acquisition
Corporation Class A (f)	5,919	61,114
Nebula Acquisition Corporation Class A	9,931	104,673
Opes Acquisition Corporation (f)	9,796	103,103
Orisun Acquisition Corporation	2,514	25,014

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Shares	Value
Pivotal Investment Corporation II Class A	21,879	$217,477
Pure Acquisition Corporation	16,212	168,118
Software Acquisition Group, Inc.	8,658	87,965
Spartan Energy Acquisition
Corporation Class A	9,329	94,857
Tiberius Acquisition Corporation (f)	4,193	43,922
TKK Symphony Acquisition Corporation (b)	8,313	85,125
Trident Acquisitions Corporation (f)	9,377	98,834
Tuscan Holdings Corporation	8,621	85,865
VectoIQ Acquisition Corporation	22,805	235,345
TOTAL SPECIAL PURPOSE
ACQUISITION COMPANIES (Cost $3,801,532)		3,962,804

PREFERRED STOCKS — 0.09%
Colony Capital, Inc., 8.750%, Series E	1,753	44,351
TOTAL PREFERRED STOCKS (Cost $43,979)		44,351

CONTINGENT VALUE RIGHTS — 0.06% (a)(f)
Alder Biopharmaceuticals, Inc.	31,310	29,353
Media General, Inc. (e)	8,397	420
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		29,773

WARRANTS — 0.19% (a)
Act II Global Acquisition Corporation Class A
Expiration: April 2024,
Exercise Price: $11.50 (b)	10,732	10,732
Akazoo S.A.
Expiration: December 2024,
Exercise Price: $11.50 (b)	2,642	1,321
CF Finance Acquisition Corporation Class A
Expiration: April 2025,
Exercise Price: $11.50 (f)	3,888	3,441
ChaSerg Technology Acquisition
Corporation Class A
Expiration: September 2023,
Exercise Price: $11.50	2,952	6,495
Collier Creek Holdings Class A
Expiration: November 2023,
Exercise Price: $11.50 (b)(f)	3,800	5,206

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Shares	Value
Graf Industrial Corporation
Expiration: December 2025,
Exercise Price: $11.50	51,254	$22,449
Monocle Acquisition Corporation
Expiration: June 2024,
Exercise Price: $11.50	4,405	3,304
Mudrick Capital Acquisition
Corporation Class A
Expiration: March 2025,
Exercise Price: $11.50	5,919	2,900
Pivotal Acquisition Corporation
Expiration: December 2025,
Exercise Price: $11.50 (f)	2,000	1,200
Pivotal Investment Corporation II Class A
Expiration: June 2025,
Exercise Price: $11.50 (f)	7,293	5,834
Pure Acquisition Corporation
Expiration: April 2023,
Exercise Price: $11.50	4,543	4,479
Repay Holdings Corporation
Expiration: July 2024,
Exercise Price: $11.50	10,600	11,872
Tiberius Acquisition Corporation
Expiration: April 2023,
Exercise Price: $11.50	4,193	4,780
Tuscan Holdings Corporation
Expiration: April 2026,
Exercise Price: $11.50 (f)	8,621	4,957
TOTAL WARRANTS (Cost $63,421)		88,970

	Principal
	Amount
BANK LOANS — 2.88% (f)(i)
Avaya Holdings Corporation
5.990% (1 Month U.S.
LIBOR + 4.250%), 12/16/2024	$229,252	225,623
Cengage Learning Holdings II, Inc.
6.049% (1 Month U.S.
LIBOR + 4.250%), 6/7/2023	202,365	193,258

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Principal
	Amount	Value
McGraw-Hill Global Education Holdings LLC
5.799% (1 Month U.S.
LIBOR + 4.000%), 5/4/2022	$163,448	$157,114
Refinitiv U.S. Holdings, Inc.
5.049% (1 Month U.S.
LIBOR + 3.250%), 10/1/2025	434,307	438,209
Zayo Group LLC
3.799% (1 Month U.S.
LIBOR + 2.000%), 1/19/2021	367,425	369,264
TOTAL BANK LOANS (Cost $1,389,048)		1,383,468

CONVERTIBLE BONDS — 0.99% (f)(h)
NII Holdings, Inc.
4.250%, 8/15/2023	447,000	474,938
TOTAL CONVERTIBLE BONDS (Cost $465,355)		474,938

CORPORATE BONDS — 4.42% (f)
Arconic, Inc.
5.400%, 4/15/2021	109,000	112,410
CEC Entertainment, Inc.
8.000%, 2/15/2022	155,000	153,111
Cincinnati Bell, Inc.
7.000%, 7/15/2024 (h)	12,000	12,615
EIG Investors Corporation
10.875%, 2/1/2024	112,000	112,046
Kinetic Concepts, Inc. / KCI USA, Inc.
12.500%, 11/1/2021 (h)	131,000	135,146
Nationstar Mortgage LLC /
Nationstar Capital Corporation
6.500%, 7/1/2021	33,000	33,178
6.500%, 6/1/2022	27,000	27,069
Nielsen Finance LLC /
Nielsen Finance Company
5.000%, 4/15/2022 (h)	163,000	163,901
Refinitiv U.S. Holdings, Inc.
8.250%, 11/15/2026 (h)	405,000	456,881
SRC Energy, Inc.
6.250%, 12/1/2025	149,000	150,489

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Principal
	Amount	Value
T-Mobile USA, Inc.
6.500%, 1/15/2024	$145,000	$149,533
6.375%, 3/1/2025	45,000	46,593
Vertiv Group Corporation
9.250%, 10/15/2024 (h)	51,000	54,931
Vistra Energy Corporation
5.875%, 6/1/2023	198,000	203,055
Zayo Group LLC / Zayo Capital, Inc.
5.750%, 1/15/2027 (h)	305,000	310,825
TOTAL CORPORATE BONDS (Cost $2,124,452)		2,121,783

	Contracts
	(100 shares	Notional
	per contract)	Amount
PURCHASED PUT OPTIONS — 0.07% (a)
DuPont de Nemours, Inc.
Expiration: April 2020,
Exercise Price: $55.00	22	$141,240	2,068
IAC/InterActiveCorp
Expiration: January 2020,
Exercise Price: $175.00	41	1,021,351	308
The Madison Square Garden Company Class A
Expiration: February 2020,
Exercise Price: $230.00	25	735,475	1,000
Marathon Petroleum Corporation
Expiration: January 2020,
Exercise Price: $47.50	16	96,400	64
Expiration: January 2020,
Exercise Price: $50.00	19	114,475	133
Expiration: January 2020,
Exercise Price: $52.50	21	126,525	294
Expiration: January 2020,
Exercise Price: $55.50	64	385,600	5,024
Masco Corporation
Expiration: April 2020,
Exercise Price: $41.00	97	465,503	5,335
Ra Pharmaceuticals, Inc.
Expiration: April 2020,
Exercise Price: $40.00	1	4,693	35

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
Raytheon Company
Expiration: January 2020,
Exercise Price: $175.00	21	$461,454	$189
SPDR S&P 500 ETF Trust
Expiration: January 2020,
Exercise Price: $316.00	32	1,029,952	4,240
Expiration: February 2020,
Exercise Price: $320.00	12	386,232	5,604
T-Mobile USA, Inc.
Expiration: January 2020,
Exercise Price: $70.00	59	462,678	472
United Technologies Corporation
Expiration: January 2020,
Exercise Price: $110.00	35	524,160	245
VanEck Vectors Semiconductor ETF
Expiration: February 2020,
Exercise Price: $140.00	16	226,256	6,480
ViacomCBS, Inc. Class B
Expiration: March 2020,
Exercise Price: $35.00	108	453,276	4,104
TOTAL PURCHASED PUT OPTIONS (Cost $72,055)			35,595

	Shares
ESCROW NOTES — 3.70% (a)
Altaba, Inc. (f)	85,474		1,770,024
AMR Corporation (d)(g)	7,668		1,764
Sentinel Energy Services, Inc. Class B (f)	37,510		206
T-Mobile USA, Inc. (d)(g)	108,000		—
TOTAL ESCROW NOTES (Cost $1,198,944)			1,771,994

SHORT-TERM INVESTMENTS — 33.50%
MONEY MARKET FUNDS — 28.52% (c)
Fidelity Institutional Government Portfolio,
Institutional Share Class, 1.49%	2,134		2,134
First American Government Obligations Fund,
Institutional Share Class, 1.47%	2,343,000		2,343,000
The Government & Agency Portfolio,
Institutional Share Class, 1.50%	2,343,000		2,343,000

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Shares	Value
JPMorgan Prime Money Market Fund,
Institutional Share Class, 1.75%	2,342,298	$2,342,904
JPMorgan U.S. Government Money Market
Fund, Institutional Share Class, 1.51%	2,343,000	2,343,000
Morgan Stanley Institutional Liquidity
Fund — Government Portfolio,
Institutional Share Class, 1.51%	2,343,000	2,343,000
Morgan Stanley Institutional Liquidity
Fund — Treasury Portfolio,
Institutional Share Class, 1.50%	1,959,680	1,959,680
		13,676,718

	Principal
	Amount
U.S. TREASURY BILLS — 4.98% (e)(f)(k)
United States Treasury Bills
1.98%, 1/23/2020	$258,000	257,779
1.80%, 2/20/2020	435,000	434,106
1.80%, 2/27/2020	60,000	59,860
1.82%, 3/26/2020	275,000	274,036
1.53%, 4/23/2020	360,000	358,289
1.49%, 5/7/2020	430,000	427,714
1.51%, 5/21/2020	320,000	318,107
1.53%, 5/28/2020	260,000	258,375
		2,388,266
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,064,528)		16,064,984
TOTAL LONG INVESTMENTS
(Cost $46,235,623) — 100.73%		48,314,466

	Shares
SHORT INVESTMENTS — (0.27)%

COMMON STOCKS — (0.27)%

AIRLINES — (0.00)%
American Airlines Group, Inc.	(70)	(2,008)

CASINOS & GAMING — (0.04)%
Eldorado Resorts, Inc.	(329)	(19,622)

MANAGED HEALTH CARE — (0.18)%
Centene Corporation	(1,398)	(87,892)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
December 31, 2019

	Shares	Value
PHARMACEUTICALS — (0.05)%
AbbVie, Inc.	(245)	$(21,692)
TOTAL COMMON STOCKS
(Proceeds $119,105)		(131,214)
TOTAL SHORT INVESTMENTS
(Proceeds $119,105) — (0.27)%		(131,214)
TOTAL NET INVESTMENTS
(Cost $46,116,518) — 100.46%		48,183,252
OTHER LIABILITIES IN
EXCESS OF ASSETS — (0.46)%		(220,635)
TOTAL NET ASSETS — 100.00%		$47,962,617

ETF – Exchange-Traded Fund
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2019.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2019, these securities represent 3.36% of total net assets.

(i)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2019.
(j)	This security is held in connection with a written option contract.
(k)	The rate shown represents yield to maturity.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Fund Services.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2019

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
ArQule, Inc.
Expiration: January 2020,
Exercise Price: $20.00	(76)	$(151,696)	$(1,140)
Expiration: April 2020,
Exercise Price: $20.00	(24)	(47,904)	(480)
DuPont de Nemours, Inc.
Expiration: April 2020,
Exercise Price: $60.00	(22)	(141,240)	(13,750)
Fitbit, Inc. Class A
Expiration: January 2020,
Exercise Price: $7.00	(68)	(44,676)	(272)
Expiration: February 2020,
Exercise Price: $7.00	(244)	(160,308)	(2,196)
Expiration: May 2020,
Exercise Price: $8.00	(4)	(2,628)	(20)
Fox Corporation Class A
Expiration: April 2020,
Exercise Price: $35.00	(12)	(44,484)	(3,600)
IAC/InterActiveCorp
Expiration: January 2020,
Exercise Price: $190.00	(22)	(548,042)	(130,352)
Expiration: January 2020,
Exercise Price: $195.00	(19)	(473,309)	(103,263)
The Madison Square Garden Company Class A
Expiration: February 2020,
Exercise Price: $260.00	(25)	(735,475)	(90,250)
Marathon Petroleum Corporation
Expiration: January 2020,
Exercise Price: $55.00	(19)	(114,475)	(10,545)
Expiration: January 2020,
Exercise Price: $57.50	(37)	(222,925)	(12,765)
Expiration: January 2020,
Exercise Price: $58.50	(64)	(385,600)	(22,080)
Masco Corporation
Expiration: April 2020,
Exercise Price: $45.00	(97)	(465,503)	(42,680)
The Medicines Company
Expiration: March 2020,
Exercise Price: $85.00	(6)	(50,964)	(30)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2019

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
Qiagen N.V.
Expiration: January 2020,
Exercise Price: $33.00	(6)	$(20,280)	$(1,410)
Expiration: January 2020,
Exercise Price: $35.00	(6)	(20,280)	(900)
Expiration: February 2020,
Exercise Price: $32.00	(20)	(67,600)	(6,600)
Raytheon Company
Expiration: January 2020,
Exercise Price: $195.00	(21)	(461,454)	(51,954)
SPDR S&P 500 ETF Trust
Expiration: January 2020,
Exercise Price: $322.00	(18)	(579,348)	(6,066)
T-Mobile USA, Inc.
Expiration: January 2020,
Exercise Price: $75.00	(6)	(47,052)	(2,322)
Expiration: January 2020,
Exercise Price: $77.50	(53)	(415,626)	(9,911)
United Technologies Corporation
Expiration: January 2020,
Exercise Price: $125.00	(35)	(524,160)	(86,713)
ViacomCBS, Inc. Class B
Expiration: March 2020,
Exercise Price: $40.00	(108)	(453,276)	(36,180)
Wright Medical Group N.V.
Expiration: January 2020,
Exercise Price: $32.50	(7)	(21,336)	(105)
Expiration: February 2020,
Exercise Price: $32.50	(1)	(3,048)	(30)
			(635,614)

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2019

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN PUT OPTIONS
SPDR S&P 500 ETF Trust
Expiration: January 2020,
Exercise Price: $303.00	(32)	$(1,029,952)	$(1,328)
Expiration: February 2020,
Exercise Price: $310.00	(12)	(386,232)	(3,156)
VanEck Vectors Semiconductor ETF
Expiration: February 2020,
Exercise Price: $130.00	(16)	(226,256)	(2,496)
			(6,980)
TOTAL WRITTEN OPTIONS
(Premiums received $502,330)			$(642,594)

ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2019

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2019	be Received		2019	(Depreciation)*
1/15/20	GS	29,684	EUR	$33,328	33,221	USD	$33,221	$(107)
1/15/20	JPM	2,087,828	EUR	2,344,152	2,324,389	USD	2,324,389	(19,763)
1/15/20	JPM	383,271	USD	383,271	347,565	EUR	390,236	6,965
1/22/20	JPM	89,012	EUR	99,985	98,598	USD	98,598	(1,387)
4/22/20	JPM	226,772	EUR	256,188	254,994	USD	254,994	(1,194)
5/20/20	JPM	94,486	EUR	106,929	105,888	USD	105,888	(1,041)
2/6/20	JPM	115,259	GBP	152,836	143,290	USD	143,290	(9,546)
3/4/20	JPM	1,058,657	GBP	1,404,778	1,393,041	USD	1,393,041	(11,737)
1/16/20	JPM	997,386	HKD	127,970	127,255	USD	127,255	(715)
1/16/20	JPM	127,162	USD	127,162	997,386	HKD	127,970	808
3/17/20	JPM	25,755	HKD	3,303	3,287	USD	3,287	(16)
2/4/20	JPM	18,160,000	JPY	167,466	167,430	USD	167,430	(36)
2/26/20	JPM	27,042,950	JPY	249,693	250,463	USD	250,463	770
3/3/20	JPM	22,469,390	JPY	207,536	206,439	USD	206,439	(1,097)
					$5,664,597		$5,626,501	$(38,096)

EUR – Euro
GBP – British Pound
GS – Goldman, Sachs & Co.
HKD – Hong Kong Dollar
JPM – JPMorgan Chase & Co., Inc.
JPY – Japanese Yen
USD – U.S. Dollar
*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts
December 31, 2019

			Pay/Receive						Unrealized
Counter-		Termination	on Financing		Payment		Notional		Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount		(Depreciation)*
LONG TOTAL RETURN SWAP CONTRACTS
JPM	Altran Technologies S.A.	6/25/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	16,198	$257,923		$(908)
BAML	Avon Products, Inc.	8/26/20	Pay	0.750% +1 Month U.S. LIBOR	Monthly	54,910	237,825		75,010
GS	Avon Products, Inc.	9/17/20	Pay	0.500% +1 Month U.S. LIBOR	Monthly	27,246	115,786		39,434
GS	Bolsas y Mercados
	Espanoles	11/19/20	Pay	0.500% +1 Month U.S. LIBOR	Monthly	2,403	94,471		(1,867)
JPM	Bolsas y Mercados
	Espanoles	12/20/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	376	14,536		(37)
BAML	Bristol-Myers Squibb
	Company	11/21/20	Pay	0.000%(1)	Monthly	5,135	—	(1)	15,462
JPM	China Agri-Industries
	Holdings, Ltd.	12/10/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	6,060	3,190		18
JPM	Cobham plc	9/10/20	Pay	0.300% +3 Month U.S. LIBOR	Quarterly	584,771	1,167,712		103,424
BAML	Cobham plc	12/11/20	Pay	0.750% +1 Month U.S. LIBOR	Monthly	56,840	118,160		5,472
BAML	EI Group plc	9/27/20	Pay	0.450% +1 Month U.S. LIBOR	Monthly	40,442	140,659		11,293
BAML	Faurecia S.E.	11/14/20	Pay	0.350% +1 Month U.S. LIBOR	Monthly	521	27,045		1,009
BAML	Fiat Chrysler
	Automobiles N.V.	11/14/20	Pay	0.350% +1 Month U.S. LIBOR	Monthly	12,834	201,024		(11,191)
BAML	Hitachi Chemical
	Company, Ltd.	12/23/20	Pay	0.500% +1 Month U.S. LIBOR	Monthly	2,677	112,018		671
JPM	Hitachi Chemical
	Company, Ltd.	12/30/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	2,176	91,507		115
JPM	Innogy S.E.	6/6/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	2,335	110,806		5,897
JPM	Line Corporation	11/20/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	5,107	242,675		8,538
JPM	Osram Licht AG	12/6/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	37,134	1,631,825		55,587
BAML	Osram Licht AG	12/16/20	Pay	0.350% +1 Month U.S. LIBOR	Monthly	1,081	48,914		232
GS	Osram Licht AG	12/17/20	Pay	0.500% +1 Month U.S. LIBOR	Monthly	5,084	230,175		944
BAML	Sophos Group plc	10/14/20	Pay	0.450% +1 Month U.S. LIBOR	Monthly	148,037	1,081,543		7,654
JPM	Unizo Holdings
	Company, Ltd.	11/8/20	Pay	0.400% +3 Month U.S. LIBOR	Quarterly	3,632	166,498		4,478

The Merger Fund VL
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts
December 31, 2019

			Pay/Receive					Unrealized
Counter-		Termination	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*
SHORT TOTAL RETURN SWAP CONTRACTS
BAML	AbbVie, Inc.	10/4/20	Receive	(0.175)% +1 Month U.S. LIBOR	Monthly	(10,978)	$(848,656)	$(123,011)
JPM	Alibaba Group
	Holding Ltd. — ADR	10/25/20	Receive	(0.600)% +3 Month U.S. LIBOR	Quarterly	(247)	(43,055)	(9,323)
GS	Centene Corporation	12/20/20	Receive	(0.350)% + U.S. Federal Funds	Monthly	(8,382)	(519,097)	(7,825)
GS	The Charles Schwab
	Corporation	12/5/20	Receive	(0.350)% + U.S. Federal Funds	Monthly	(17,036)	(827,259)	16,994
JPM	Digital Realty Trust, Inc.	12/10/20	Receive	(0.600)% +3 Month U.S. LIBOR	Quarterly	(410)	(48,212)	(855)
JPM	Discovery, Inc. Class A	10/28/20	Receive	(0.600)% +3 Month U.S. LIBOR	Quarterly	(1,959)	(54,441)	(9,675)
GS	Eldorado Resorts, Inc.	12/20/20	Receive	(0.420)% + U.S. Federal Funds	Monthly	(6,011)	(346,534)	(11,931)
GS	Flutter Entertainment	10/2/20	Receive	(0.550)% + U.S. Federal Funds	Monthly	(8,456)	(861,216)	(167,059)
JPM	Flutter Entertainment	10/22/20	Receive	(0.476)% +3 Month U.S. LIBOR	Quarterly	(3,939)	(388,446)	(90,417)
BAML	Natura Cosmeticos S.A.	8/26/20	Pay	(4.000)% +1 Month U.S. LIBOR	Monthly	(32,974)	(265,971)	(51,159)
GS	Natura Cosmeticos S.A.	9/17/20	Pay	(5.500)% + U.S. Federal Funds	Monthly	(16,347)	(127,492)	(29,707)
BAML	Peugeot S.A.	11/14/20	Receive	(0.350)% +1 Month U.S. LIBOR	Monthly	(7,259)	(186,820)	13,453
GS	Prologis, Inc.	10/31/20	Receive	(0.350)% + U.S. Federal Funds	Monthly	(12,905)	(1,139,151)	(10,782)
								$(160,062)

ADR – American Depository Receipt
BAML – Bank of America Merrill Lynch & Co., Inc.
GS – Goldman, Sachs & Co.
JPM – JPMorgan Chase & Co., Inc.
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
U.S. Federal Funds – U.S. Federal Funds Effective Rate
*	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).
(1)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS:
Investments, at value (Cost $46,235,623)		$48,314,466
Deposits at brokers for securities sold short		88,255
Deposits at brokers for other investments		800,726
Receivable for swap contracts		66,842
Dividends and interest receivable		91,045
Receivable for investments sold		44,529
Receivable for fund shares issued		979
Prepaid expenses and other receivables		218
Total Assets		49,407,060
LIABILITIES:
Securities sold short, at value (Proceeds of $119,105)	$131,214
Written option contracts, at value
(Premiums received $502,330)	642,594
Payable for forward currency exchange contracts	38,096
Payable for swap contracts	226,904
Payable for investments purchased	317,670
Payable to the investment adviser	30,030
Payable for fund shares redeemed	2,721
Dividends and interest payable	2,195
Accrued expenses and other liabilities	53,019
Total Liabilities		1,444,443
NET ASSETS		$47,962,617
NET ASSETS CONSISTS OF:
Paid-in capital		$45,983,213
Distributable earnings		1,979,404
Total Net Assets		$47,962,617

NET ASSET VALUE and offering price per share*
($47,962,617 / 4,205,767 shares of
beneficial interest outstanding)		$11.40

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

INVESTMENT INCOME:
Interest		$614,496
Dividend income on long positions
(net of foreign withholding taxes of $545)		426,735
Total investment income		1,041,231
EXPENSES:
Investment advisory fees	$545,113
Professional fees	119,949
Transfer agent and shareholder servicing agent fees	86,894
Administration fees	26,944
Fund accounting expenses	17,337
Custody fees	16,778
Reports to shareholders	15,561
Trustees’ fees and expenses	15,411
Miscellaneous expenses	8,899
Compliance fees	2,613
Federal registration fees	854
Dividends on securities sold short	142,489
Borrowing expenses on securities sold short	58,735
Total expenses before expense reimbursement by adviser		1,057,577
Expense reimbursed by adviser (Note 3)		(223,736)
Net expenses		833,841
NET INVESTMENT INCOME		207,390
REALIZED AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	1,900,272
Securities sold short	(1,591,227)
Written option contracts expired or closed	199,283
Forward currency exchange contracts	(29,095)
Swap contracts	48,625
Foreign currency transactions	(7)
Net realized gain		527,851
Change in unrealized appreciation (depreciation) on:
Investments	2,463,877
Securities sold short	(65,010)
Written option contracts	(163,732)
Forward currency exchange contracts	(49,584)
Swap contracts	(289,350)
Net change in unrealized appreciation		1,896,201
NET REALIZED AND CHANGE IN UNREALIZED
GAIN ON INVESTMENTS		2,424,052
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$2,631,442

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018

Net investment income	$207,390	$418,647
Net realized gain on investments,
securities sold short, written option
contracts expired or closed, forward currency
exchange contracts, swap contracts, and
foreign currency transactions	527,851	2,160,111
Net change in unrealized appreciation
(depreciation) on investments, securities sold
short, written option contracts, forward
currency exchange contracts, swap contracts,
and foreign currency translation	1,896,201	(129,752)
Net increase in net assets
resulting from operations	2,631,442	2,449,006

Distributions to shareholders from: (Note 5)
Total dividends and
distributions to shareholders	(2,619,257)	(715,400)

Net increase in net assets from
capital share transactions (Note 4)	6,302,272	7,924,592
Net increase in net assets	6,314,457	9,658,198

NET ASSETS:
Beginning of year	41,648,160	31,989,962
End of year	$47,962,617	$41,648,160

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.(1)

	Year Ended December 31,
	2019		2018	2017	2016	2015
Per Share Data:
Net asset value, beginning of year	$11.36		$10.80	$10.53	$10.47	$10.87
Income from investment operations:
Net investment income (loss)(2)	0.06		0.14	0.04	(0.07)	(0.05)
Net realized and unrealized
gain (loss) on investments	0.64		0.63	0.23	0.33	(0.05)
Total from investment operations	0.70		0.77	0.27	0.26	(0.10)
Less distributions:
From net investment income	(0.12)		(0.08)	—	(0.08)	(0.23)
From net realized gains	(0.54)		(0.13)	—	(0.12)	(0.07)
Total dividends and distributions	(0.66)		(0.21)	—	(0.20)	(0.30)
Net Asset Value, end of year	$11.40		$11.36	$10.80	$10.53	$10.47
Total Return	6.17%		7.09%	2.56%	2.44%	(0.90)%
Supplemental data and ratios:
Net assets, end of year (000’s)	$47,963		$41,648	$31,990	$31,835	$33,153
Ratio of gross expenses
to average net assets:
Before expense reimbursement	2.43	%(4)	2.57%	2.51%	2.75%	2.57%
After expense reimbursement	1.91	%(4)	1.84%	1.78%	1.99%	1.79%
Ratio of dividends and interest on short
positions and borrowing expense on
securities sold short
to average net assets	0.51	%(4)	0.44%	0.38%	0.59%	0.39%
Ratio of operating expenses to average
net assets excluding dividends and
interest on short positions and
borrowing expense on securities sold
short (after expense reimbursement)	1.40	%(5)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss)
to average net assets	0.48%		1.20%	0.34%	(0.66)%	(0.49)%
Portfolio turnover rate(3)	172%		154%	184%	202%	167%

(1)
The figures presented do not reflect any fees or charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts. If the fees and charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts were included, the fees and expenses of the Fund would be higher than those shown in the table.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

(4)	The amount for the year ended December 31, 2019 includes 0.05% of legal expenses related to the settlement of an appraisal right.
(5)	The amount for the year ended December 31, 2019 excludes 0.05% of legal expenses related to the settlement of an appraisal right.

The accompanying notes are an integral part of these financial statements.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2019

Note 1 — ORGANIZATION

The Merger Fund VL (the “Fund”) is a no-load, open-end, diversified investment company organized as a statutory trust under the laws of Delaware on November 22, 2002, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on May 26, 2004. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Therefore, the performance information included for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, the Fund’s current portfolio managers, assumed portfolio management duties for the Fund in January 2007. The investment objective of the Fund is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts. At December 31, 2019, 94.1% of the shares outstanding of the Fund were owned by 4 insurance companies. Activities of these shareholders may have a significant effect on the operations of the Fund.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.	Investment Valuation

The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all pricing procedures followed by the Fund.

Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price. Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. These securities are classified as Level 2 investments.

Investments in Special Purpose Acquisition Companies, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. These securities are classified as Level 1 investments. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. These securities are classified as Level 2 investments.

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices.  Notwithstanding the above, options that trade principally on a European exchange are typically valued at the “settlement price” as reported by the exchange on which the option principally trades. If the settlement price for a European exchange-traded option is unreliable or unavailable, the option will generally be valued at the last reported sale price. When the last sale of an exchange-traded option is outside the bid and asked prices, the Fund will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price. On the stipulated expiration date, expiring options will be priced at intrinsic value. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange and/or are fair valued in accordance with the Fund’s pricing procedures are classified as Level 2 investments.

Investments in registered open-end investment companies, including Money Market Funds, are typically valued at their reported net asset value (“NAV”) per share. These securities are generally classified as Level 1 investments.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Forward currency contracts are valued daily at the prevailing forward exchange rate. These securities are generally classified as Level 2.

In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Fund. The credit quality of counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position. These securities are generally classified as Level 2 investments.

The Fund typically fair values securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value. For example, the Fund may fair value a security that primarily trades on an exchange that closes before the New York Stock Exchange (“NYSE”) if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes. Fair valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. These securities are generally classified as Level 2 or 3 depending on the inputs as described below.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2019. These assets and liabilities are measured on a recurring basis.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$20,915,441	$1,420,365	$—	$22,335,806
Special Purpose Acquisition
Companies	2,924,027	1,038,777	—	3,962,804
Preferred Stocks	44,351	—	—	44,351
Contingent Value Rights	—	29,773	—	29,773
Warrants	68,332	20,638	—	88,970
Bank Loans	—	1,383,468	—	1,383,468
Convertible Bonds	—	474,938	—	474,938
Corporate Bonds	—	2,121,783	—	2,121,783
Purchased Option Contracts	35,595	—	—	35,595
Escrow Notes	—	1,770,230	1,764	1,771,994
Short-Term Investments	13,676,718	2,388,266	—	16,064,984
Swap Contracts**	—	66,842	—	66,842
Total	$37,664,464	$10,715,080	$1,764	$48,381,308
Liabilities
Short Common Stocks*	$(131,214)	$—	$—	$(131,214)
Written Option Contracts	(642,594)	—	—	(642,594)
Forward Currency
Exchange Contracts**	—	(38,096)	—	(38,096)
Swap Contracts**	—	(226,904)	—	(226,904)
Total	$(773,808)	$(265,000)	$—	$(1,038,808)

*	Please refer to the Schedules of Investments to view long/short common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by counterparty.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and asked prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by using broker quotes or such other pricing sources or data as are permitted by the Fund’s pricing procedures. At December 31, 2019, the value of these securities was $1,764. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored by the Valuation Group on an ongoing basis.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2019, the value of securities transferred out of Level 3 and into Level 2 was $420.  These securities were transferred out of Level 3 and into Level 2 due to increased market activity and the availability of broker valuations.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Contingent	Escrow		Total
Description	Stocks	Value Rights	Notes		Investment
Balance as of December 31, 2018	$443,558	$252	$11,885		$455,695
Purchases on Investments	—	—	—		—
(Sales) of Investments	(428,231)	—	—		(428,231)
Realized (Gain) Loss	(2,515)	—	—		(2,515)
Transfers Into Level 3	—	—	—		—
(Transfer Out) of Level 3	—	(420)	—		(420)
Change in Unrealized
Appreciation (Depreciation)	(12,812)	168	(10,121	)*	(22,765)
Balance as of December 31, 2019	$—	$—	$1,764		$1,764
Change in unrealized appreciation
(depreciation) during the year
for Level 3 investments
held at December 31, 2019.	$(15,327)	$168	$(6,504	)*	$(21,663)

*	The difference in unrealized depreciation values is due to a change in the cost basis from a corporate action.

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, respectively. The net change in unrealized depreciation on investments related to Level 3 securities held by the Fund at December 31, 2019 totals $(22,765).

Significant unobservable valuation inputs monitored by the Valuation Group under the supervision of the Board of Trustees for restricted securities or material Level 3 investments as of December 31, 2019 are as follows:

	Fair Value at	Valuation	Unobservable
Description	December 31, 2019	Technique	Input
Escrow Note	$ —*	Projected Final	Discount of
		Distribution**	Projected Distribution

*	Amount less than $0.50.
**
The Level 3 security was received through a corporate action. The security is being kept open due to the potential of an additional distribution. Based on an evaluation of the likelihood of an additional distribution, the security is being priced at zero.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The table above does not include certain Level 3 investments that are valued by brokers.  At December 31, 2019, the value of these securities was $1,764.  The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2 A.

B.	Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2019, open Federal and New York tax years include the tax years ended December 31, 2016 through December 31, 2019. The Fund has no tax examination in progress.

C.	Transactions with Brokers

The Fund’s deposits at brokers for securities sold short and deposits at brokers for other investments are with two securities dealers.  The Fund is required by the brokers to maintain collateral for securities sold short. The receivable from brokers for securities sold short on the Statement of Assets and Liabilities represents the proceeds from securities sold short that is maintained at the broker.  The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short.  The Fund may maintain cash deposits at brokers beyond the receivables for short sales. On the Statement of Assets and Liabilities, these are classified as deposits at brokers for other investments. The Fund may be required by the brokers with which it executes short sales to maintain an additional amount of collateral in a special tri-party custody arrangement for the benefit of the broker.

The Fund’s equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. These transactions may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.	Securities Sold Short

The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund segregates liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

E.	Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security.  When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.	Purchased Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premium paid is included in the Statement of Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description.  Refer to Note 2 Q. for further derivative disclosures, and Note 2 O. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund.  If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

G.	Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund uses forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description.  A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

H.	Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund entered into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR and/or the U.S. Federal Funds Effective Rate plus an agreed upon spread (refer to the Schedule of Investments for further disclosure of the contracts’ financing rates). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR and/or the U.S. Federal Funds Effective Rate less an agreed upon spread (refer to the Schedule of Investments for further disclosure of the contracts’ financing rates).

The Fund may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Fund will realize a gain or loss upon termination or reset of the contract. The Fund or the Fund’s

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 O. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Equity Swap contracts may involve market risk in excess of amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 Q. for further derivative disclosures.

I.	Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of the Fund’s fiscal year.

J.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different custody and/or settlement practices or delayed settlements in some foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.	Foreign Currency Transactions

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

arising from trade-date and settlement-date differences. Foreign currency, if any, held as cash by the Fund’s custodian is reported separately on the Statement of Assets and Liabilities.

L.	Cash and Cash Equivalents

The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

M.	Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not historically incurred material expenses in respect of those provisions.

N.	Security Transactions, Investment Income and Expenses

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method utilizing call features. At December 31, 2019, expenses include $58,735 and $142,489 of borrowing expenses and dividends on securities sold short, respectively.

O.	Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swap contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts.  Written and purchased options sold on an exchange expose the Fund to counterparty risk; however,

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the exchange’s clearinghouse guarantees the options against default. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

P.	The Right to Offset

Financial assets and liabilities, as well as cash collateral received by the Fund’s counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to offset the recognized amounts.

Q.	Derivatives

The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2019, the Fund’s monthly average quantities and notional values are described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	435	$3,546,002
Written Option Contracts	546	$4,230,913
Forward Currency Exchange Contracts	8	$1,841,570
Long Total Return Swap Contracts	521,422	$2,495,053
Short Total Return Swap Contracts	39,677	$1,563,804

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2019 as described below:

	Asset Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Option Contracts	Investments	$35,595
Swap Contracts	Receivables	66,842
Total		$102,437

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Liability Derivatives
	Statement of Assets
Derivatives	and Liabilities Location	Fair Value
Equity Contracts:
Written Option Contracts	Written Option Contracts	$642,594
Swap Contracts	Payables	226,904
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Payables	38,096
Total		$907,594

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019 as described below:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
Equity Contracts	$(338,375)	$199,283	$—	$48,625	$(90,467)
Foreign Exchange
Contracts	—	—	(29,095)	—	(29,095)
Total	$(338,375)	$199,283	$(29,095)	$48,625	$(119,562)

*	The amounts disclosed are included in the realized gain (loss) on investments.

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
Equity Contracts	$(60,619)	$(163,732)	$—	$(289,350)	$(513,701)
Foreign Exchange
Contracts	—	—	(49,584)	—	(49,584)
Total	$(60,619)	$(163,732)	$(49,584)	$(289,350)	$(563,285)

*	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

R.	LIBOR

The London Interbank Offered Rate, or “LIBOR,” is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. The terms of many investments, financings or other transactions to which the Fund may have exposure have been historically tied to LIBOR. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain investments of the Fund’s portfolio.

In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. However, there are obstacles to converting certain securities and transactions to a new reference rate. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform. All of the aforementioned may adversely affect the Fund’s performance or NAV. Refer to Note 2 A. for a pricing description.

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets. Certain officers of the Fund are also officers of the Adviser. The Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 3 — AGREEMENTS (continued)

such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or the Fund or by a vote of a majority of the outstanding voting securities of the Fund. The Adviser has entered into an agreement with the Fund whereby the Adviser has agreed to reduce all or a portion of its management fee and, if necessary, to bear certain other expenses (to the extent permitted by the Internal Revenue Code of 1986, as amended, but not including brokerage commissions, dividends on securities sold short, borrow expenses on securities sold short, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses) associated with operating the Fund to the extent necessary to limit the annualized expenses of the Fund to 1.40% of the Fund’s average daily net assets until December 31, 2020 (the “Expense Waiver and Reimbursement Agreement”). The Expense Waiver and Reimbursement Agreement permits the Adviser to recapture amounts that it waives or absorbs on behalf of the Fund at any time within three years of the end of the fiscal year in which the fee was reduced or waived or the expense was borne provided that doing so would not cause the Fund’s operating expenses for that year, excluding brokerage commissions, dividends on securities sold short, borrow expenses on securities sold short, interest expense, taxes, acquired fund fees and expenses or extraordinary expenses, to exceed 1.40%. The Expense Waiver and Reimbursement Agreement may be terminated at anytime by the Board. For the year ended December 31, 2019, the Adviser reimbursed $223,736 of advisory fees to the Fund.

Reimbursed expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Potential Recovery
12/31/20	$233,117
12/31/21	$255,478
12/31/22	$223,736

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 4 — SHARES OF BENEFICIAL INTEREST (continued)

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Issued	1,014,611	$11,896,871	1,435,637	$16,130,753
Issued as reinvestment
of dividends	229,759	2,619,256	63,142	715,400
Redeemed	(705,377)	(8,213,855)	(794,969)	(8,921,561)
Net Increase	538,993	$6,302,272	703,810	$7,924,592

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX

INFORMATION

Purchases and sales of securities for the year ended December 31, 2019 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and securities sold short) aggregated $63,523,877 and $56,026,327, respectively. There were no purchases or sales of long-term U.S. Government securities.

At December 31, 2019, the components of accumulated earnings gains (losses) on a tax basis were as follows:

Cost of investments*	$45,515,664
Gross unrealized appreciation	2,501,741
Gross unrealized depreciation	(674,905)
Net unrealized depreciation	$1,826,836
Undistributed ordinary income	$—
Undistributed long-term capital gain	224,043
Total distributable earnings	$224,043
Other accumulated losses	(71,475)
Total accumulated gains	$1,979,404

*
Represents cost (including derivative contracts) for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, PFIC mark to market, and unsettled short losses.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions and swap treatment. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2019, the following table shows the reclassifications made:

Distributable Earnings	Paid-in Capital
$154,743	$(154,743)

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

The tax components of dividends paid during the year ended December 31, 2019 and December 31, 2018 were as follows:

	2019	2018
Ordinary Income	$1,830,328	$715,400
Long-Term Capital Gains	788,929	—
Total Distributions Paid	$2,619,257	$715,400

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2019. As of December 31, 2019, the Fund had no post-October losses deferred. As of December 31, 2019, the Fund had no short-term capital loss carryover or long-term capital loss carryover.

Note 6 — OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 6 — OFFSETTING ASSETS AND LIABILITIES (continued)

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward Currency
Exchange
Contracts —
JP Morgan Chase
& Co., Inc.	$8,543	$8,543	$—	$—	$—	$—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	130,256	130,256	—	—	—	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	178,057	111,215	66,842	—	—	66,842
Swap Contracts —
Goldman,
Sachs & Co.	57,372	57,372	—	—	—	—
	$374,228	$307,386	$66,842	$—	$—	$66,842
Liabilities:
Description
Written Option
Contracts**	$642,594	$—	$642,594	$—	$642,594	$—
Forward Currency
Exchange
Contracts —
JP Morgan Chase
& Co., Inc.	46,532	8,543	37,989	—	37,989	—
Forward Currency
Exchange Contracts —
Goldman Sachs & Co.	107	—	107	—	107	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	185,361	130,256	55,105	—	55,105	—
Swap Contracts —
JPMorgan Chase
& Co., Inc.	111,215	111,215	—	—	—	—
Swap Contracts —
Goldman,
Sachs & Co.	229,171	57,372	171,799	—	171,799	—
	$1,214,980	$307,386	$907,594	$—	$907,594	$—

*	In some instances, the actual collateral received/pledged may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the prime broker for all written option contracts held by the Fund as of December 31, 2019.

The Merger Fund VL
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2019

Note 7 — SUBSEQUENT EVENTS

Management has evaluated events and transactions occurring after December 31, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Merger Fund VL

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of The Merger Fund VL (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statements of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 24, 2020

We have served as the auditor of one or more investment companies in Westchester Capital Management (or its predecessor) since 1995.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit-Event Fund, respectively.  In November 2019, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, WCM Alternatives: Event-Driven Fund’s, and WCM Alternatives: Credit Event Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management, LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period. A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process
The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. The Independent Trustees began their formal review process in the summer of 2019 by compiling a request for information that sought a wide range of information the Independent Trustees believed might be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees were assisted in compiling that information request by counsel to the Independent Trustees.

Following receipt of the Adviser’s response to their information request, the Independent Trustees evaluated all of the information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund.  The Independent Trustees also requested additional information after their review of the Adviser’s response to their initial information request. Throughout their review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the continuation of the Agreements in private sessions with their counsel.  The Independent Trustees and the Board, in determining to approve the continuation of the Agreements, did not identify any particular factor that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

Materials Reviewed
During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, information about the personnel providing investment management services to the Funds, and information regarding the terms of the Adviser’s other advisory relationships.

The Board also requested and evaluated performance and expense information for other investment companies that was compiled and presented by Broadridge Financial Solutions, Inc. (“Broadridge”). During the review process, the Board received information regarding the methodology used in compiling Broadridge’s report and the process by which Broadridge constructed each Fund’s peer group. The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.  After consideration of all of the information presented to it, the Board concluded that it had received all of the information it believed was reasonably necessary to assess the terms of each Agreement and determine whether to renew each Agreement.

Nature, Extent and Quality of Services
Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser. The Trustees also considered the scope of services provided by the Adviser under the Agreements and noted that the scope of work required of the Adviser to perform the contracted-for and other necessary

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

related services had expanded over time as a result of regulatory and other developments.  In this respect, the Board also considered the oversight functions, including with respect to the management of Fund expenses, performed by officers of the Funds who were supplied by the Adviser. The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds. The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund. The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations.  The Trustees also considered the Adviser’s efforts at attracting and retaining personnel to maintain and, potentially, enhance the level of services provided to the Funds.  The Trustees also weighed the significant investments the Adviser had made in promoting and otherwise supporting the distribution of the Funds and the potential benefits of those investments that might inure to the Funds.  The Board and the Independent Trustees also considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds (both net and gross of expenses). The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the one-, three-, five- and ten-year periods (where applicable) ended August 31, 2019.  The Board considered that The Merger Fund (both net and gross of expenses) ranked in the first or second quartile of its peer group for each of the one-, three-, five- and ten-year periods ended August 31, 2019. The Board also considered that the Fund (both net and gross of expenses) outperformed its benchmark index, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2019.  The Board considered that The Merger Fund VL

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

(both net and gross of expenses) ranked in the first or second quartile of its peer group over the one-, three-, five- and ten-year periods ended August 31, 2019.  The Board also considered that The Merger Fund VL (both net and gross of expenses) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2019.  The Board also considered that WCM Alternatives: Event-Driven Fund (both net and gross of expenses) ranked in the first or second quartile of its peer group for the one-, three- and five-year periods ended August 31, 2019.  The Board also considered that WCM Alternatives: Event-Driven Fund (both net and gross of expenses) outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three- and five-year periods ended August 31, 2019. The Board also considered that WCM Alternatives: Credit Event Fund (both net and gross of expenses) ranked in the first quartile of its peer group for the one-year period ended August 31, 2019, and outperformed its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the one-year period ended August 31, 2019.  The Trustees noted that in evaluating the relative performance and percentile information presented they considered the limited number of close peers for each Fund, especially for periods of five years or longer (where applicable).  The Trustees also considered that the WCM Alternatives: Credit Event Fund had a very limited operating history.

In all of their evaluations of relative performance, the Trustees noted that the report provided by Broadridge included a relatively small number of peer funds for The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund, especially over longer-term periods (where performance information was available over longer-term periods), due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies.  In their evaluation of each Fund’s performance, including each Fund’s level of absolute performance over recent periods, the Trustees also considered, among other things, information the Adviser had provided regarding the market conditions affecting merger-arbitrage and event-driven strategies generally, the prevailing low interest rate environment generally, and the Funds’ historical relationship to interest rates, and that the Adviser had continued to deliver low volatility returns, with relatively low levels of correlation to the equity markets.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record supported the renewal of the Agreements.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

Management Fees and Expenses
The Board and the Independent Trustees reviewed information, including comparative information provided by Broadridge, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds. They considered the Funds’ advisory fees relative to their peer groups. In this regard, the Independent Trustees noted The Merger Fund’s net advisory fees and net operating expenses (Investor Class) were at or below the median of its peer group.  The Independent Trustees also noted The Merger Fund VL’s net advisory fees and net operating expenses were at or below the median of its peer group.  The Independent Trustees noted that WCM Alternatives: Event-Driven Fund’s net advisory fees were above the median of its peer group, though in line with a number of its peers, and that although the Fund’s net operating expenses (Investor Class) were also above median, that was driven primarily by the Fund’s non-advisory fee expenses and the varying level of subsidies offered by the sponsors of the other funds in the peer group.  In respect of WCM Alternatives: Event-Driven Fund, the Independent Trustees also considered (i) information the Adviser provided regarding the substantial reduction in that Fund’s non-management expenses (as a percentage of the Fund’s net assets) that had been achieved since the date of the comparative expense information provided to the Trustees by Broadridge and (ii) the Adviser’s agreement to implement a revised and lower expense cap limitation that was expected to reduce further that Fund’s net operating expenses for the period of the proposed renewal of the Fund’s advisory agreement. The Independent Trustees also noted that WCM Alternatives: Credit Event Fund’s net advisory fees and net operating expenses (Institutional Class) were above its peer group medians, respectively, though they noted that the Adviser was waiving substantially all of its advisory fee under the terms of the Fund’s expense limitation agreement due to, among other things, the Fund’s very limited asset base.

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a performance-based fee. The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients. In this regard, the Adviser noted that the services provided to these other clients typically consist nearly exclusively or primarily of portfolio management services. The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

functions, the provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered mutual fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided and the sponsorship and other risks assumed by the Adviser.

Profitability and Possible Economies of Scale
Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution and certain other expenses) of the Adviser’s relationship with each Fund. The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers (other than Mr. Tan) because those portfolio managers are the principal owners of the Adviser and do not receive a salary or bonus. The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability.  In conducting their review, the Board considered the Adviser’s profitability both with and without the estimated compensation expense for the Funds’ portfolio managers who are also the Adviser’s principal owners.

In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise. The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information for peer advisers often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its overall business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital. The Independent Trustees concluded that the Adviser’s profitability with respect to The Merger Fund was not excessive, especially in light of the Adviser’s experience; the Adviser’s status as one of a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered mutual fund vehicle; and the Fund’s highly competitive net advisory fees and net operating expenses.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(continued) (Unaudited)

The Independent Trustees concluded that the Adviser’s profitability with respect to WCM Alternatives: Event-Driven Fund was not excessive, especially in light of the Adviser’s experience; the Adviser’s status as one of a limited number of investment advisers with an extensive history of providing competitive event-driven portfolio management services within a registered mutual fund vehicle; and the Adviser’s agreement to implement a revised and lower expense cap limitation that was expected to benefit the Fund’s shareholders for a one-year period.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds. The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue the expense limitation agreements applicable to The Merger Fund VL and WCM Alternatives: Credit Event Fund, and the advisory fee waiver in respect of The Merger Fund for another one-year period. The Trustees also considered that the Adviser agreed to implement a revised and lower expense limitation applicable to WCM Alternatives: Event-Driven Fund that would benefit that Fund’s shareholders for a one-year period. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions
Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

STATEMENT REGARDING THE FUND’S LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted a liquidity risk management program.  The program’s principal objectives are to support the Fund’s compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations timely.  During the period covered by the report, the program supported the Fund’s ability to honor redemption requests timely and the Adviser’s management of the Fund’s liquidity profile, including during any periods of market volatility and net redemptions.  In this regard, the program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and re-classification of a Fund’s investments into groupings that reflect an assessment of their relative liquidity under current market conditions. There can be no assurance that the program will achieve its objectives under all circumstances in the future.  Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Interested Trustees
Roy D. Behren*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Treasurer;	2011	Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1960			2011.

Michael T. Shannon*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Trustee	2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Year of Birth: 1966			2011.

Non-Interested Trustees
Barry Hamerling	Independent	Indefinite,	Managing Partner of	4	Former
c/o Westchester	Trustee	since	Premium Ice Cream of		Trustee of
Capital		2007	America since 1995.		AXA Premier
Management, LLC			Managing Partner of		VIP Trust
100 Summit Lake Drive			B&J Freeport since
Valhalla, NY 10595			1990.
Year of Birth: 1946

Richard V. Silver	Independent	Indefinite,	Retired Senior	4	None
c/o Westchester	Trustee	since	Executive Vice
Capital		2013	President, Chief
Management, LLC			Administrative Officer
100 Summit Lake Drive			and Chief Legal Officer
Valhalla, NY 10595			of AXA Equitable Life
Year of Birth: 1955			Insurance Company.
			Senior Advisor to AXA
			Equitable Life Insurance
			Company from May
			2012 to April 2013.

Christianna Wood	Independent	Indefinite,	Chief Executive Officer	4	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd.		Corporation;
Management, LLC			since August 2009.		Director of
100 Summit Lake Drive					Grange
Valhalla, NY 10595					Insurance;
Year of Birth: 1959					Trustee of
					the Delaware
					Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Officers
Bruce Rubin	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	terms,	Officer of Westchester
Management, LLC	Chief	since	Capital Management,
100 Summit Lake Drive	Compliance	2010	LLC, the Fund’s Adviser,
Valhalla, NY 10595	Officer and		since 2010.
Year of Birth: 1959	Anti-Money
Laundering
Compliance
Officer

Abraham R. Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms,	Westchester Capital
Management, LLC		since	Management, LLC, the
100 Summit Lake Drive		2012	Fund’s Adviser, since
Valhalla, NY 10595			2011.
Year of Birth: 1975

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser. Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

**	The fund complex consists of the Fund, The Merger Fund, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund.

The Merger Fund VL

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2019, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rate. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2019 was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2019 was 73.61% for the Fund.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov. Once filed, the most recent Part F of Form N-PORT will also be available without charge, upon request, by calling 1-800-343-8959.

 (This Page Intentionally Left Blank.)

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY  10017

This report is authorized for distribution only when
preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$45,575	$45,575
Audit-Related Fees	$ -	$ -
Tax Fees	$6,290	$6,290
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Merger Fund VL

By (Signature and Title)*    /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date     3/3/2020

By (Signature and Title)*    /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date     3/3/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date     3/3/2020

By (Signature and Title)*    /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date     3/3/2020

* Print the name and title of each signing officer under his or her signature.